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                                                                    EXHIBIT 32.2

  CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 10-K of Idera Pharmaceuticals, Inc. (the "Company") for the period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Robert G. Andersen, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

          (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     A signed original of this written statement has been provided to Idera Pharmaceuticals, Inc. and will be retained by Idera Pharmaceuticals, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

                              /s/ ROBERT G. ANDERSEN
                              ---------------------------------
                                  Robert G. Andersen
                               Chief Financial Officer

Date: March 27, 2006